UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16

UNDER THE SECURITIES EXCHANGE ACT OF 1934

For the month of February 2021

Commission File No. 001-37694

WEST FRASER TIMBER CO. LTD.

(Translation of registrant’s name into English)

501- 858 Beatty Street

Vancouver, British Columbia

Canada V6B 1C1

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F

Form 20-F  ☐             Form 40-F  ☒

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1)  ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7)  ☐

EXPLANATORY NOTE

Purpose of the Filing

West Fraser Timber Co. Ltd., a company amalgamated under the laws of British Columbia, Canada (“West Fraser”), is filing this Report on Form 6-K pursuant to Rule 12g-3(f) under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(d) under the Exchange Act, West Fraser is a “successor issuer” to Norbord Inc. (“Norbord”) which has historically filed periodic reports under the Exchange Act. with the U.S. Securities and Exchange Commission (the “SEC”) (SEC File No.001-37694). As Norbord’s common shares (the “Norbord Shares”) were registered under Section 12(b) of the Exchange Act, West Fraser’s common shares (the “West Fraser Shares”) are now deemed registered under that section of the Exchange Act. Accordingly, as of the date hereof, West Fraser is required to and will file periodic reports under the Exchange Act.

This Report on Form 6-K is being filed using the EDGAR format type 8-K12B under Norbord’s SEC file number.

West Fraser is a “foreign private issuer” (as such term is defined in Rule 3b-4 under the Exchange Act) and will file and submit reports to certain Canadian securities regulatory authorities under the Multijurisdictional Disclosure System. In addition, Norbord is also a “foreign private issuer” (as such term is defined in Rule 3b-4 under the Exchange Act).

Background and Succession Pursuant to Rule 12g-3(d)

On February 1, 2021, pursuant to the Arrangement Agreement between West Fraser and Norbord dated November 18, 2020, West Fraser acquired all of the outstanding Norbord Shares by way of a plan of arrangement (the “Arrangement”) under Section 192 of the Canada Business Corporations Act. The West Fraser Shares issued in exchange for Norbord Shares under the Arrangement were exempt from registration under the U.S. Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof. Upon consummation of the Arrangement, Norbord shareholders received 0.675 of a West Fraser Share for each Norbord Share held, and Norbord became a wholly-owned subsidiary of West Fraser.

The West Fraser Shares are listed on the Toronto Stock Exchange (the “TSX”) under the trading symbol “WFG”. It is anticipated that on February 1, 2021: (a) the Norbord Shares will be suspended from trading on the New York Stock Exchange (the “NYSE”) prior to the opening of trading; and (b) the West Fraser Shares will be listed and commence trading on the NYSE under the trading symbol “WFG”.

The foregoing description of the Arrangement is qualified in its entirety by reference to the Information Circular of West Fraser, a copy of which is included as Exhibit 99.41 to this Report on Form 6-K.

Item 9.01 Financial Statements and Exhibits

FILED HEREWITH AS EXHIBITS TO THIS FORM 6-K

Exhibits

99.1	News release dated January 13, 2020

99.2	Audited Consolidated Annual Financial Statements of West Fraser Timber Co. Ltd. for the years ended December 31, 2019 and 2018

99.3	Management’s Discussion and Analysis for the year ended December 31, 2019

99.4	Annual Information Form of West Fraser Timber Co. Ltd. dated February 11, 2020

99.5	Certification of annual filings by CEO dated February 11, 2020

99.6	Certification of annual filings by CFO dated February 11, 2020

99.7	News release dated February 11, 2020

99.8	Notice of Annual General Meeting of Shareholders of West Fraser Timber Co. Ltd. dated March 6, 2020

99.9	Management Information Circular of West Fraser Timber Co. Ltd. dated March 6, 2020

99.10	Form of Proxy for Annual General Meeting of Shareholders of West Fraser Timber Co. Ltd.

99.11	Glossy Annual Report of West Fraser Timber Co. Ltd. dated February 11, 2020

99.12	News release dated March 19, 2020

99.13	News release dated March 25, 2020

99.14	News release dated March 27, 2020

99.15	News release dated March 30, 2020

99.16	News release dated April 3, 2020

99.17	News release dated April 9, 2020

99.18	Shareholder Rights Plan Agreement dated as of April 9, 2020 Between West Fraser Timber Co. Ltd. and AST Trust Company (Canada) as Rights Agent

99.19	Officer Certification dated April 16, 2020 in Respect of Annual General Meeting of Shareholders of West Fraser Timber Co. Ltd. to be held on May 26, 2020

99.20	Notice of Annual General Meeting of Shareholders of West Fraser Timber Co. Ltd. dated April 16, 2020

99.21	Management Information Circular of West Fraser Timber Co. Ltd. dated April 16, 2020

99.22	Form of Proxy for Annual General Meeting of Shareholders of West Fraser Timber Co. Ltd.

99.23	Condensed Interim Consolidated Financial Statements (Unaudited) of West Fraser Timber Co. Ltd. for the three months ended March 31, 2020

99.24	Management’s Discussion and Analysis for the three months ended March 31, 2020

99.25	Certification of interim filings by CEO dated April 28, 2020

99.26	Certification of interim filings by CFO dated April 28, 2020

99.27	News release dated April 28, 2020

99.28	News release dated May 11, 2020

99.29	Report of the Voting Results of the Annual General Meeting of Shareholders of West Fraser Timber Co. Ltd. held on May 26, 2020

99.30	News Release dated May 26, 2020

99.31	News release dated June 23, 2020

99.32	News release dated July 27, 2020

99.33	Condensed Interim Consolidated Financial Statements (Unaudited) of West Fraser Timber Co. Ltd. for the three and six months ended June 30, 2020

99.34	Management’s Discussion and Analysis for the three and six months ended June 30, 2020

99.35	Certification of interim filings by CEO dated July 27, 2020

99.36	Certification of interim filings by CFO dated July 27, 2020

99.37	News release dated September 9, 2020

99.38	News release dated September 29, 2020

99.39	News release dated October 26, 2020

99.40	Condensed Interim Consolidated Financial Statements (Unaudited) of West Fraser Timber Co. Ltd. for the three and nine months ended September 30, 2020

99.41	Management’s Discussion and Analysis for the three and nine months ended September 30, 2020

99.42	Certification of interim filings by CEO dated October 26, 2020

99.43	Certification of interim filings by CFO dated October 26, 2020

99.44	News release dated November 19, 2020

99.45	Arrangement Agreement made as of November 18, 2020 between West Fraser Timber Co. Ltd. and Norbord Inc.

99.46	Voting and Support Agreement made as of November 18, 2020 among Brookfield Asset Management Inc., certain affiliated entities of Brookfield Asset Management Inc., Norbord Inc. and West Fraser Timber Co. Ltd.

99.47	Material Change Report dated November 27, 2020

99.48	News Release dated December 8, 2020

99.49	News Release dated December 21, 2020

99.50	Amended and Restated Voting and Support Agreement dated as of November 18, 2020 as amended and restated on December 14, 2020 among Brookfield Asset Management Inc., certain affiliated entities of Brookfield Asset Management Inc., Norbord Inc. and West Fraser Timber Co. Ltd.

99.51	Officer Certification dated November 30, 2020 in Respect of Special Meeting of Shareholders of West Fraser Timber Co. Ltd. to be held on January 19, 2021

99.52	Notice of Special Meeting of Shareholders of West Fraser Timber Co. Ltd. dated December 15, 2020

99.53	Management Information Circular of West Fraser Timber Co. Ltd. dated December 15, 2020

99.54	Form of Proxy for Special Meeting of Shareholders of West Fraser Timber Co. Ltd.

99.55	News Release dated January 19, 2021

99.56	Report of the Voting Results of the Special Meeting of Shareholders of West Fraser Timber Co. Ltd. held on January 19, 2021

99.57	News Release dated January 22, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 1, 2021

WEST FRASER TIMBER CO. LTD.

/s/ Chris Virostek
Chris Virostek
Vice-President, Finance and Chief Financial Officer